UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Amendment No. 1

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2014

THE DIGITAL DEVELOPMENT GROUP CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-53611	98-0515726
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

6630 West Sunset Blvd.
Los Angeles, California 90028
(Address of principal executive offices)

(800) 783-3128
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)

Dismissal of Anton & Chia, LLP (“Anton & Chia”).

On August 5, 2014 (the “Dismissal Date”), the Board of Directors of The Digital Development Group Corp. (the “Registrant”) determined to dismiss Anton & Chia, its independent registered public accounting firm.

The report of Anton & Chia on the audited financial statements of the Registrant for the fiscal years ended December 31, 2013 and December 31, 2012 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except a going concern qualification on the Registrant’s financial statements for the fiscal years ended December 31, 2013 and December 31, 2012.

During the Registrant’s two most recent fiscal years, the subsequent interim periods thereto, and through the Dismissal Date, there were no disagreements (as defined in Item 304 of Regulation S-K) with Anton & Chia on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Anton & Chia, would have caused it to make reference in connection with its opinion to the subject matter of the disagreement. Further, during the Registrant’s two most recent fiscal years, the subsequent interim periods thereto, and through the Dismissal Date, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Registrant provided Anton & Chia with a copy of this Report prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested Anton & Chia to furnish the Registrant with a letter addressed to the SEC, stating whether or not it agrees with the statements made above and, if not, stating the respects in which they do not agree. A copy of such letter is attached as an exhibit to this Current Report.

(b)

Engagement of Rose, Snyder and Jacobs LLP (“RSJ LLP”)

On August 5, 2014 (the “Engagement Date”), the Registrant’s Board of Directors approved the appointment of RSJ LLP as the Registrant’s independent registered public accounting firm. During the Registrant’s two most recent fiscal years, the subsequent interim periods thereto, and through the Engagement Date, neither the Registrant nor anyone on its behalf consulted RSJ LLP regarding either (1) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (2) any matter regarding the Company that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)

Exhibits:

Exhibit Number	Description
16	Letter regarding change in certifying accountant dated August 11, 2014 (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DIGITAL DEVELOPMENT GROUP CORP.

Date: August 14, 2014

By:

/s/ Martin W. Greenwald

Martin W. Greenwald

Chief Executive Officer

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